As filed with the Securities and Exchange Commission on December 23, 2009

1933 Act File No. 033-16812
1940 Act File No. 811-05308

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	25	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	27	[	X	]

(Check appropriate box or boxes.)

PERRITT MICROCAP OPPORTUNITIES FUND, INC.

300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
(Exact name of Registrant as Specified in Charter)
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (312) 669-1650

Gerald W. Perritt
300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Copy to:
Peter Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[		]	on (date) pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[	X	]	on February 28, 2010 pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

This Post-Effective Amendment No. 25 to the Registration Statement of Perritt MicroCap Opportunities Fund, Inc. (the “Fund”) is being filed for the purpose of conforming the
Fund’s Prospectus to the Summary Prospectus Rule as set forth in 17 CFR Parts 230, 232, 239 and 274.

[Perritt Logo]
Perritt MicroCap Opportunities Fund
(Ticker Symbol: PRCGX)
Perritt Emerging Opportunities Fund
(Ticker Symbol: PREOX)

PROSPECTUS

Perritt MicroCap Opportunities Fund is the sole series of Perritt MicroCap Opportunities Fund, Inc.  The Perritt MicroCap Opportunities Fund is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase.  In view of this, the Perritt MicroCap Opportunities Fund may be subject to above-average risk.

Perritt Emerging Opportunities Fund is the sole series of the Perritt Funds, Inc.  The Perritt Emerging Opportunities Fund is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase.  In view of this, the Perritt Emerging Opportunities Fund may be subject to above-average risk.

Please read this Prospectus, paying particular attention to the risks involved, and keep it for further reference.  It contains important information about the Funds, their investments and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Perritt MicroCap Opportunities Fund, Inc. Perritt MicroCap Opportunities Fund 300 South Wacker Drive Suite 2880 Chicago, Illinois 60606	or	Perritt Funds, Inc. Perritt Emerging Opportunities Fund 300 South Wacker Drive Suite 2880 Chicago, Illinois 60606
To request a Fund’s current Prospectus, call:  (800) 332-3133
To request a Fund’s current Statement of Additional Information, call:  (800) 331-8936
Website: www.perrittmutualfunds.com

Prospectus
February 28, 2010

Table of Contents - Prospectus

Table of Contents

SUMMARY SECTION

Perritt MicroCap Opportunities Fund

Investment Objective:  The Perritt MicroCap Opportunities Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed within 90 days)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	[__]%
Total Annual Fund Operating Expenses	[__]%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
[__]%	[__]%	[__]%	[__]%

Portfolio Turnover

The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [__]% of the average value of its portfolio.

Table of Contents - Prospectus

Principal Investment Strategies: The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase.  The Fund invests in both value-priced and aggressive growth stocks.  Generally, the Fund’s investment adviser seeks to invest in companies with the following attributes:

●	Have demonstrated above-average growth in revenues and/or earnings;

●	Possess relatively low levels of long-term debt;

●	Have a high percentage of their shares owned by company management; and

●	Possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate.

At times, the Fund may invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons.  These include:  (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Adviser believes that its long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Adviser believes the company’s stock is significantly overvalued.  During the last five years, the Fund’s annual portfolio turnover rate has averaged 26.2%.  Generally, the Fund’s portfolio contains 150 to 200 stocks. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

Common Stocks: The Fund mainly invests in common stocks. Common stocks represent an ownership interest in a company.  They may or may not pay dividends or carry voting rights.  Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged.

Micro-Cap & Small Capitalization Companies:  Investment in the stocks of micro-cap and small capitalization companies may involve additional risks.  Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

Table of Contents - Prospectus

Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

Manager Risk:  The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Russell 2000® Index, the MSCI® U.S. MicroCap Index and the Russell MicroCap Index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Perritt  MicroCap Opportunities  Fund
Total Return
Year-by-Year Total Returns as of December 31

During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return

[__]% ([__] quarter [__])	[__]% ([__] quarter [__])

Average Annual Total Returns For the Years Ended December 31, 2009

	One Year	5 Years	10 Years
Perritt MicroCap Opportunities Fund
Return Before Taxes	[__]%	[__]%	[__]%
Return After Taxes on Distributions(1)	[__]%	[__]%	[__]%
Return After Taxes on Distributions and Sale of Fund Shares(1)	[__]%	[__]%	[__]%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	[__]%	[__]%	[__]%
MSCI® U.S. MicroCap Index (reflects no deduction for fees, expenses, or taxes)	[__]%	[__]%	[__]%
Russell MicroCap Index (reflects no deduction for fees, expenses, or taxes)	[__]%	[__]%	[__]%
(1)
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Table of Contents - Prospectus

Management:

Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (Adviser) for the Fund.

Portfolio Managers: All of the investment decisions by the Adviser for the Fund are made by Dr. Gerald Perritt and Michael Corbett.  Dr. Perritt is President of the Adviser and has served as a Portfolio Manager for the Fund since its inception.  Mr. Corbett is Vice President of the Adviser and has served as co-Portoflio Manager since 1996.

Purchasing Shares: Investors may purchase, exchange or redeem Fund shares at the Fund’s net asset value (NAV) next computed after receipt of the order.  You may conduct transactions by mail to Perritt MicroCap Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701, or by telephone at 1-800-331-8936.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  To purchase or redeem shares of the Fund, investors must submit their request in good order to the Fund by 4:00 p.m. Eastern time to receive the NAV calculated on that day.  “Good order” means your purchase request includes the name of the fund, the dollar amount of shares to be purchased, a purchase application or investment stub, and a check payable to “Perritt MicroCap Opportunities Fund.”  If a request in good order is received after 4:00 p.m. Eastern time, it will be processed the next business day.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The following are the minimum amount requirements in order to invest in the Fund:

Minimum Investment Requirements

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus

Perritt Emerging Opportunities Fund

Investment Objective: The Perritt Emerging Opportunities Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed within 90 days)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
[Acquired Fund Fees and Expenses](1)	[__]%
Other Expenses	[__]%
Total Annual Fund Operating Expenses	[__]%
(1) Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  Indirect fees and expenses represent a pro rata portion of the cumulative expenses charged by the Acquired Fund.  The Total Annual Fund Operating Expenses for the Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been [__]%  for the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
[__]%	[__]%	[__]%	[__]%

Portfolio Turnover

The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [__]% of the average value of its portfolio.

Table of Contents - Prospectus

Principal Investment Strategies:  The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase.

Micro-cap companies represent the smallest sector of public companies based on market capitalization.  Normally, micro-cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Fund’s investment adviser uses a “bottom-up” approach of fundamental analysis to look for individual companies that the adviser believes offer significant potential for stock price appreciation.  In addition, the adviser seeks to invest in companies with the following attributes:

●	Have a high percentage of their shares owned by company management;

●	Possess relatively low levels of long-term debt;

●	Have a potential for above-average growth in revenues and/or earnings; and

●	Possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.  During the past five years, the Fund’s annual portfolio turnover rate has averaged [__]%.  The Emerging Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

Common Stocks: The Fund mainly invests in common stocks. Common stocks represent an ownership interest in a company.  They may or may not pay dividends or carry voting rights.  Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged.

Micro-Cap & Small Capitalization Companies:  Investment in the stocks of micro-cap and small capitalization companies may involve additional risks.  Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

Early Stage Companies:  The Fund invests in “early stage companies.”  Early stage companies are micro-cap companies that are in a relatively early stage of development with market capitalizations that are below $50 million.  Early stage companies are subject to the same risks as micro-cap companies.  In addition, they may not be profitable initially and there is no guarantee that they will become profitable or be able to obtain necessary financing.  They may rely on untested business plans.  Early stage companies may not be successful in developing markets for their products and services.  They may remain an insignificant part of their industry.  They may be illiquid or may not be publicly traded.  Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Table of Contents - Prospectus

Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

Manager Risk:  The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Russell 2000® Index, the MSCI® U.S. MicroCap Index and the Russell MicroCap Index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Perritt  Emerging  Opportunities  Fund
Total Return
Year-by-Year Total Returns as of December 31

During the five year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return

[__]% ([__] quarter [__])	[__]% ([__] quarter [__])

Table of Contents - Prospectus

Average Annual Total Returns For the Years Ended December 31, 2009

	One Year	5 Years	Since Inception
Perritt Emerging Opportunities Fund
Return Before Taxes	[__]%	[__]%	[__]%
Return After Taxes on Distributions(1)	[__]%	[__]%	[__]%
Return After Taxes on Distributions and Sale of Fund Shares(1)	[__]%	[__]%	[__]%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	[__]%	[__]%	[__]%
MSCI® U.S. MicroCap Index (reflects no deductions for fees, expenses or taxes)	[__]%	[__]%	[__]%
Russell MicroCap Index (reflects no deductions for fees, expenses or taxes)	[__]%	[__]%	[__]%
(1)
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management:

Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (Adviser) for the Fund.

Portfolio Managers: All of the investment decisions by the Adviser for the Fund are made by Dr. Gerald Perritt and Michael Corbett.  Dr. Perritt is President of the Adviser and has served as a Portfolio Manager for the Fund since its inception.  Mr. Corbett is Vice President of the Adviser and has served as co-Portoflio Manager since 1996.

Purchasing Shares: Investors may purchase, exchange or redeem Fund shares at the Fund’s net asset value (NAV) next computed after receipt of the order.  You may conduct transactions by mail to Perritt Emerging Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-5207, or by telephone at 1-800-331-8936.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  To purchase or redeem shares of the Fund, investors must submit their request in good order to the Fund by 4:00 p.m. Eastern time to receive the NAV calculated on that day.  “Good order” means your purchase request includes the name of the fund, the dollar amount of shares to be purchased, a purchase application or investment stub, and a check payable to “Perritt Emerging Opportunities Fund.”  If a request in good order is received after 4:00 p.m. Eastern time, it will be processed the next business day.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The following are the minimum amount requirements in order to invest in the Fund:

Minimum Investment Requirements

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

 Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Table of Contents - Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objective and Strategies

The Funds’ investment objective of long-term capital appreciation is a non-fundamental policy and may be changed without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee.  An investment in the Funds might not appreciate and investors may lose money.

Investments in the stocks of micro-cap and small capitalization companies tend to be speculative and involve greater risks than are customarily associated with investments in the stocks of larger companies.  Micro-cap and small capitalization companies may have limited product lines and markets, may lack sufficient resources, may be unable to generate sufficient cash from operations necessary for growth, and may find external financing to be either unavailable or unavailable on favorable terms. In addition, the frequency and volume of trading in securities of micro-cap and small capitalization companies is generally substantially less than is typical of larger companies.  When making larger sales, the Funds may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time.  These transactions are accompanied by increased costs that may reduce net investment returns.  Finally, there are periods when investing in stocks of micro-cap and small capitalization companies falls out of favor with investors and the stocks under perform.

Perritt MicroCap Opportunities Fund

Perrit MicroCap Opportnities Fund (the “MicroCap Fund”) has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase.  If the MicroCap Fund decides to change this policy, it will provide at least a sixty (60) day written notice of its decision to shareholders.

Principal Investment Strategies

The MicroCap Fund normally invests in common stocks of companies with market capitalizations (share price multiplied by number of shares outstanding) below $500 million.  At times the MicroCap Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock.  The MicroCap Fund invests in the stocks of companies listed on national or regional securities exchanges, including The NASDAQ OMX Group, Inc. (NASDAQ®).  The current income return of the MicroCap Fund is expected to be low (or non-existent) because small companies frequently need to retain all or most of their profits to finance growth.

Buying Stocks.   When selecting stocks for the MicroCap Fund’s portfolio, the Fund’s investment adviser, Perritt Capital Management, Inc. (the “Adviser”), utilizes a computer database of approximately 10,000 nationally traded companies.  This list is initially narrowed to the stocks of companies with market capitalizations less than $500 million.   This process reduces the investment universe to approximately 3,000 companies.

The MicroCap Fund’s portfolio generally contains both “growth” and “value” stocks.  Growth stocks are those of companies with annual revenue and earnings growth rates that are more than twice that of the growth rate of the U.S. economy.  These stocks generally are priced at relatively high multiples of revenues, earnings, and book values.  Value stocks, on the other hand, are considered to be those that possess price-earnings multiples below their expected annual growth rates and/or a price-to-revenues ratio that is below 1.0.

Under normal circumstances the MicroCap Fund seeks to keep its annual portfolio turnover ratio under 50%.  The annual portfolio turnover ratio indicates changes in the MicroCap Fund’s portfolio.  For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period.  The MicroCap Fund’s average security holding period can be approximated by taking the reciprocal of its turnover ratio.  For example, a portfolio turnover ratio of 50% would indicate an approximate security holding period of two years.  During the last five years, the MicroCap Fund’s annual portfolio turnover rate has averaged 26.2%.

Table of Contents - Prospectus

Selling Stocks.  The MicroCap Fund diversifies its investments.  It will normally own 150 to 200 stocks of companies operating in a number of industries.  At the time of purchase, an investment in the stock of a single company will rarely exceed 3% of the MicroCap Fund’s assets.  Stocks periodically will be sold for several reasons.  These include: (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Adviser believes that its long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Adviser believes the company’s stock is significantly overvalued.

Non-Principal Investment Strategies

The MicroCap Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions.  This means the MicroCap Fund will invest in money market instruments (like U.S. Treasury Bills or commercial paper).  The MicroCap Fund may not achieve its investment objective when it takes a temporary defensive position.  When the MicroCap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Perritt Emerging Opportunities Fund

Perritt Emerging Opportunities Fund (the “Emerging Fund”) has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase.  If the Emerging Fund decides to change this policy, it will provide at least a sixty (60) day written notice of its decision to shareholders.

Principal Investment Strategies

Micro-cap companies represent the smallest sector of public companies based on market capitalization.  Normally, micro-cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Adviser uses fundamental analysis to look for stocks of micro-cap companies that appear to have the potential for more rapid price appreciation than other micro-cap stocks and the overall stock market in general.  The Adviser uses a “bottom-up” approach of fundamental analysis when selecting investments for the Emerging Fund.  This means the Adviser bases investment decisions on company specific factors, not general economic conditions.

Buying Stocks.  The research process includes prescreening potential investments, using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits and meeting with top management.  Stocks meeting the Emerging Fund’s general selection criteria are subjected to a proprietary nine-step scoring system based on analysis of both the company’s balance sheet and income statement.  Stocks selected for purchase will generally possess above-average scores generated by this system.  In general, the Adviser focuses on very small companies based on their market capitalizations.  Investors should expect the Emerging Fund’s portfolio to be diversified among a large number of stocks drawn from several industries.

Selling Stocks.  Under normal conditions, investors can expect the Emerging Fund to have a relatively low portfolio turnover ratio.  Stocks are sold when company size expands beyond the point where they can no longer be considered to be small capitalization companies.  In addition, stocks will be sold when their financial condition deteriorates to the point that, in the opinion of the Adviser, the company’s future growth prospects are impaired, when the Adviser believes that valuation multiples such as price-to-sales ratio, price-to-earnings ratio, or price-to-book value ratio become extreme, or when the Adviser believes that another stock has better investment potential.

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Non-Principal Investment Strategies

Ordinarily, the Adviser intends to keep the portfolio fully invested in micro-cap stocks.  However, the Emerging Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  In such circumstances the Emerging Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The Emerging Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Emerging Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.  The Emerging Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

The Emerging Fund may purchase shares of exchange-traded funds (“ETFs”).  All ETFs are investment companies that are bought and sold on a securities exchange.  Most ETFs represent a fixed portfolio of securities designed to track a particular market index.  Typically, the Emerging Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Emerging Fund.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which they invest, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value.  ETFs also have management fees that are part of their costs, and the Emerging Fund will indirectly bear its proportionate share of these costs.  Generally, the Emerging Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Emerging Fund typically invests.  If greater liquidity is desired, then the Emerging Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500® Index (S&P 500®) and the Standard & Poor’s® (S&P®) 400 MidCap Index.  Subject to certain exceptions, the Emerging Fund currently may not own in the aggregate (a) more than 3% of the total voting stock of any one ETF that is a registered investment company; (b) securities issued by an ETF that is a registered investment company having an aggregate value in excess of 5% of the Emerging Fund’s total assets; or (c) securities issued by an ETF that is a registered investment company and any other investment company (whether or not registered) having an aggregate value in excess of 10% of the Emerging Fund’s total assets.

Although it seeks to invest for the long term, the Emerging Fund retains the right to sell securities irrespective of how long they have been held.  It is expected, though not assured, that the annual portfolio turnover rate of the Emerging Fund will not typically exceed 100%.  A turnover rate of 100% would occur, for example, if all of the Emerging Fund’s securities were replaced within one year.  A turnover rate of 100% or more would result in the Emerging Fund incurring more transaction costs such as mark-ups or mark-downs.  Payment of these transaction costs could reduce the Emerging Fund’s total return.  High portfolio turnover could also result in the payment by Emerging Fund shareholders of increased taxes on realized gains.  During the last five years, the Emerging Fund’s annual portfolio turnover rate has averaged 23.5%.

Disclosure of Portfolio Holdings of the Funds

Each Fund’s Statement of Additional Information (“SAI”), both of which are incorporated by reference into this Prospectus, contains a description of that Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings.

Redemption Fee
The Funds are designed for investors with a long-term investment perspective and are not suitable for investors who attempt to profit from short-term market swings.  In fact, the Funds assess a 2% redemption fee for shares held ninety (90) days or less in an attempt to deter “market timing” investors from investing in the Funds.  The Funds are also not a suitable investment for investors who cannot accept the relatively high portfolio volatility and other risks associated with investing in stocks of micro-cap and small capitalization companies.  Furthermore, there is no assurance that the objectives of the Funds will be realized or that any income will be earned.  Since the Funds’ share price may fall below the initial purchase price, investors in the Funds may lose a portion of their investment capital.

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Management of the Funds

Perritt Capital Management, Inc. serves as each Fund’s investment adviser.  The Adviser is located at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.  The Adviser was incorporated as an Illinois corporation on July 8, 1987 and has been the Funds’ only investment adviser. The Adviser is a wholly owned subsidiary of Investment Information Services, Inc. (“IIS”).  IIS was organized in 1983.   As of December 31, 2009, the Adviser had approximately $[__] million in assets under management.

As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund.  It makes the decisions as to which securities to buy and which to sell.  Under an Investment Advisory Agreement for the MicroCap Fund, the MicroCap Fund pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets.  Under an Investment Advisory Agreement for the Emerging Fund, the Emerging Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average daily net assets less than or equal to $100 million; 1.00% with respect to average daily net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average daily net assets in excess of $200 million.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement for each of the Funds is available in the Funds’ Semi-Annual Report to shareholders for the most recent period ended April 30.

Michael Corbett is primarily responsible for the day-to-day management of the MicroCap Fund’s portfolio.  He is assisted by Dr. Gerald W. Perritt.  Mr. Corbett and Dr. Gerald W. Perritt are equally responsible for the day-to-day management of the Emerging Fund’s portfolio.

Mr. Corbett joined the Adviser in 1990 as a research analyst and is currently Vice-President of the Adviser. Mr. Corbett obtained a B.S. degree from DePaul University.  He was appointed co-portfolio manager of the MicroCap Fund in 1996 and President and Lead Manager in 1999.  Mr. Corbett has been a Portfolio Manager for the Emerging Fund since its inception.

Dr. Gerald W. Perritt is President and Chairman of IIS and President of the Adviser.  Dr. Perritt has been a Portfolio Manager for both the Emerging Fund and MicroCap Fund since their inceptions.  He has authored several books on investing including “Small Stocks, Big Profits,” a book that discusses the benefits and risks of investing in small company stocks.  Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974.  He has taught investments and finance at a number of colleges and universities including: Babson College, the University of Miami, Florida International University, Ball State University and DePaul University in Chicago.

Each Fund’s SAI provides additional information about the compensation of the Funds’ portfolio managers, other accounts they manage, and their ownership of securities of the Funds.

Share Prices of the Funds

The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value (“NAV”).  The Funds normally calculate their NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends.  The Funds calculate their NAVs based on the market prices of the securities (other than money market instruments) they hold unless market quotations are not readily available, or are deemed unreliable, or other circumstances require fair valuing the securities (as discussed below).

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Securities and other assets for which market quotations are not readily available or are deemed unreliable, are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Directors.  The Funds value money market instruments that they hold with remaining maturities of less than sixty (60) days at their amortized cost.  As the Funds invest primarily in micro-cap and small capitalization companies, other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities (only the Emerging Fund may invest in illiquid securities), including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that either Fund could obtain the fair value assigned to a security if it were to sell a security at approximately the same time at which either Fund determines its NAV per share.

The Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  The Funds will process purchase orders and redemption orders that they receive in good order after the close of regular trading at the NAV calculated on the next day the NYSE is open.

Purchasing Shares

How to Purchase Shares from the Funds

1.	Read this Prospectus very carefully before you invest.

2.	Share purchase applications can be obtained by calling 1-800-331-8936, or by visiting the Funds’ website at www.perrittmutualfunds.com.

3.	Determine how much you want to invest keeping in mind the following minimums:

Minimum Investment Requirements

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

   The Funds may change minimum investment requirements at any time.

4.
The Funds will not accept payment in cash or money orders.  The Funds do not accept payment by cashier’s check in amounts less than $10,000.  Also, to prevent check fraud, the Funds will not accept third party checks, U. S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  As applicable, make your check payable to “Perritt MicroCap Opportunities Fund,” “Perritt Emerging Opportunities Fund” or “U.S. Bancorp Fund Services, LLC” as the Funds’ agent.  All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will charge a $25.00 service fee when a check is returned.  The shareholder will also be responsible for any losses suffered by the Funds as a result.  The Funds may redeem shares you own as reimbursement for any such losses.  The Funds reserve the right to reject any purchase order for Fund shares.

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5.	Mail the application and check to:

By First Class Mail		By First Class Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701	or	Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701
By Overnight or Express Mail		By Overnight or Express Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207		Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

  Please do not mail letters by overnight delivery service to the Post Office Box address.

6.
If you are making your first investment in the Funds, before you send a wire, the transfer agent must have a completed application.  You can mail or overnight deliver your application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund, and your name and account number so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:  Perritt MicroCap Opportunities Fund or Perritt Emerging Opportunities Fund, shareholder name and account number.

Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchases Through Financial Service Agents

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”), such as Charles Schwab & Co., Inc. and TD Ameritrade, that may include the Funds as investment alternatives in the programs they offer or administer.  Servicing Agents may:

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Become shareholders of record of the Funds.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum investment requirements.

●	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

●
Charge their customers fees for the services they provide.  Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate the Servicing Agent for the services provided to their customers.  Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing Agents and their customers than would be the case if no payments were made.

●
Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive the same day pricing.

●
Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf).  If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

If you decide to purchase shares through a Servicing Agent, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds.  When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on your application or call the Funds’ transfer agent at 1-800-332-3133.  Any request to change or terminate your AIP should be submitted to the transfer agent five (5) days prior to the effective date.

Other Information about Purchasing Shares of the Funds

Each Fund may reject any share purchase application for any reason.  Each Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.

Each Fund will not issue certificates evidencing shares purchased.  Each Fund will send investors a written confirmation for all purchases of shares.

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Each Fund offers an AIP allowing shareholders to make purchases on a regular and convenient basis.  Each Fund also offers the following retirement plans:

Traditional IRA
Roth IRA
Coverdell Education Savings Account
SEP-IRA
SIMPLE IRA

Fees for these accounts consist of an annual maintenance fee of $15.00 and $25.00 per withdrawal.  Please refer to the IRA disclosure booklet for fees unique to IRAs and Qualified Plan accounts.

Investors can obtain further information about the AIP and the retirement plans by calling the Funds at 1-800-331-8936.  The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through these plans.

Shares of the Funds have not been registered for sale outside of the United States.  The Perritt MicroCap and Emerging Opportunities Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Redeeming Shares

Shareholders may redeem (sell) their shares at any time.  The redemption price you receive will be equal to the NAV next determined after the Funds’ transfer agent receives a request for redemption in good order.  The value of your shares on redemption may be more or less than their original cost.  A redemption fee of 2% of the amount of the redemption is applicable for shares held ninety (90) days or less.  Requests for redemption by telephone or telegram will not be honored.  Questions regarding the proper form of redemption requests should be directed to the transfer agent at 1-800-332-3133.

How to Redeem Fund Shares

1.	Prepare a letter of instruction containing:

●	The name of the Fund or Funds;

●	Account number(s);

●	The amount of money or number of shares being redeemed;

●	The names on the account;

●	Daytime telephone number; and

●
Additional information the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Funds’ Transfer Agent in advance at 1-800-332-3133, if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	A signature guarantee is required to redeem shares in the following situations:

●	The redemption request exceeds $10,000;

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●	The redemption proceeds are payable or sent to any person, address or bank account not on record;

●	The redemption request is received within fifteen (15) business days of an address change;

●	You are changing ownership on an account; or

●	You are establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or the Funds’ Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to a particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program and the Securities Transfer Agent Medallion Program (STAMP).  A notarized signature is not an acceptable signature guarantor.

4.
Redemption requests from shareholders in an IRA or defined contribution retirement plan must include instructions regarding federal income tax withholding.  Redemption requests will be subject to withholding unless the shareholder makes an election not to have federal income tax withheld.

5.	Send the letter containing redemption instructions to:

By First Class Mail		By First Class Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	or	Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
By Overnight or Express Mail		By Overnight or Express Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207		Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

How to Redeem Fund Shares Through Servicing Agents

If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Ameritrade), you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

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Redemption Price

●
The redemption price per share you receive for redemption requests is the next determined NAV after U.S. Bancorp Fund Services, LLC (“USBFS”) receives your written request in good order with all required information; or

●
If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

Payment of Redemption Proceeds

●
If you redeem shares by mail, USBFS will normally mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire.  An Electronic Funds Transfer generally takes two (2) to three (3) business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.  If any portion of the shares to be redeemed represents an investment made by check, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected.  This may take up to twelve (12) calendar days from the purchase date.

●	If you redeem shares through a Servicing Agent, you will receive the redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

The Funds offer a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a check be drawn in a particular amount be sent to them each month, calendar quarter, or annually.  Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network.  To establish a SWP, your account must have a value of at least $10,000, and the minimum withdrawal amount is $250.  For more information on a SWP please see the Funds’ SAI or contact the Funds’ transfer agent.

When redeeming shares of the Funds, shareholders should consider the following:

●	The redemption may result in a taxable gain.

●
As permitted by the Investment Company Act of 1940, a Fund may delay the payment of redemption proceeds for up to seven (7) days in all cases.  In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

●
If any portion of the shares to be redeemed represents an investment made by check, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected.  This may take up to twelve (12) calendar days from the purchase date.

●	The transfer agent currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

●
A Fund may pay redemption requests “in kind.”  This means that a Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

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Small Accounts

The Funds’ account owners share the high cost of maintaining accounts with low balances.  To reduce this cost, the Funds reserve the right to close your account when a redemption leaves your account with a balance below $500 for the MicroCap Fund or $1,000 for the Emerging Fund.  We will notify you in writing before we close your account and you will have thirty (30) calendar days for the MicroCap Fund or sixty (60) calendar days for the Emerging Fund to bring the balance up to the required level.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares.  Each Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (collectively, the “market timing policy”).  The market timing policy does not apply to each Fund’s SWP.

In order to deter market timers and excessive trading, each Fund imposes a 2% redemption fee on the value of shares redeemed ninety (90) days or less after the date of purchase.  The redemption fee does not apply to shares acquired through the reinvestment of dividends and capital gains.  Any proceeds of the fee will be paid to that Fund.  In addition, each Fund may temporarily or permanently bar future purchases into that Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.

In calculating whether redemption of a Fund’s shares is subject to the redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the redemption date.

Investors are subject to these policies whether they are a direct shareholder of a Fund or they invest in a Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with a Fund for trading on behalf of its customers.

The ability of the Funds to apply their market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy.  Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Funds to prevent excessive short-term trading, there is no assurance that the Funds or their agents will be able to identify those shareholders or curtail their trading practices.

If suspicious trading patterns are detected in an Omnibus Account, the relevant Fund will request information from the financial intermediary concerning trades placed in the Omnibus Account.  The Fund will use this information to monitor trading in the Fund and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Fund.  In considering an investor’s trading activity, the relevant Fund may consider, among other factors, the investor’s trading history, both directly and, if known, through intermediaries, in the Funds.  If the Fund detects such activity, then the Fund may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  If inappropriate trading recurs, the Fund may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.

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Household Delivery of Shareholder Documents

Only one Prospectus, Annual Report and Semi-Annual Report will be sent to shareholders who have the same address on record for their MicroCap Fund and Emerging Fund accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-800-331-8936.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.
Distributions and Taxes

Each Fund distributes substantially all of its net investment income and capital gains annually.  Distributions are generally made in December.  Each Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and distributions in cash.  You may make this election on the share purchase application or by writing to USBFS.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, capital gains, or as qualified dividends (which are eligible for capital gain rates depending on the length of time a Fund holds assets generating the qualified dividends and other criteria).  Dividends from net investment income and short-term capital gains, if any, will be taxed to shareholders as ordinary income.  Distributions of long-term capital gains are taxed as such, regardless of how long you own your shares of the Funds.  The tax status of distributions made to you, whether ordinary income, long-term capital gain or qualified dividends will be detailed in your annual tax statement that each Fund will send to you.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Anti-Money Laundering Program

USBFS, on behalf of the Funds, has established an Anti-Money Laundering Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”).  In order to ensure compliance with this law, the Funds are required to obtain the following information for all registered owners and all authorized individuals:

●	Full Name;

●	Date of Birth;

●	Social Security Number;

●	Permanent Street Address (P.O. Box only is not acceptable); and

●	Additional documentation for corporate accounts.

The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Please note that your application will be returned if any information is missing.  If you require additional assistance when completing your application, please contact the transfer agent at 1-800-332-3133.

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Index Descriptions

The Russell 2000® Index is a popular measure of the stock performance of small companies.  It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000® Index.  The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization.  The index reflects no deductions for expenses or taxes.  A direct investment in an index is not possible.

The MSCI® U.S. MicroCap Index represents the micro-cap companies in the U.S. equity market.  The index targets for inclusion approximately the bottom 1.5% of the U.S. equity market capitalization.  The  MicroCap Fund is discontinuing the use of the MSCI® U.S. MicroCap Index and replacing it with the Russell MicroCap Index in future prospectuses.  The MicroCap Fund believes that the Russell MicroCap Index provides a better comparative benchmark than the MSCI® U.S. MicroCap Index due to the nature of the Fund’s investment.  The index reflects no deductions for expenses or taxes.  A direct investment in an index is not possible.

The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1000 of the smallest securities in the small-cap Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.  The index reflects no deductions for expenses or taxes.  A direct investment in an index is not possible.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years for the MicroCap Fund and for the Emerging Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The information for the year ended October 31, 2009 was audited by [_________], whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available on request.  The information for the years ended October 31, 2005 through 2008 was audited by another independent registered public accounting firm.

Perritt MicroCap Opportunities Fund
For a Fund share outstanding throughout the period	For the Years Ended October 31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$[__]	$34.24	$32.32	$29.75	$24.46
Income (loss) from investment operations:
Net investment loss	[__]	(0.13)2	(0.10) 2	(0.03)2	(0.16)2
Net realized and unrealized gain (loss) on investments	[__]	(13.43)	5.06	4.05	6.04
Total from investment operations	[__]	(13.56)	4.96	4.02	5.88
Less dividends and distributions:
Distributions from net realized gains	[__]	(4.77)	(3.05)	(1.46)	(0.60)
Total dividend and distributions	[__]	(4.77)	(3.05)	(1.46)	(0.60)
Redemption fees	[__]	0.012	0.012	0.012	0.012
Net asset value, end of period	$[__]	$15.92	$34.24	$32.32	$29.75
Total return1	[__]%	(45.32%)	16.64%	14.04%	24.41%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$[__]	$234,350	$569,856	$492,582	$424,466
Ratio of net expenses to average net assets:	[__]%	1.37%	1.27%	1.29%	1.29%
Ratio of net investment loss to average net assets:	[__]%	(0.56%)	(0.30%)	(0.11%)	(0.59%)
Portfolio turnover rate	[__]%	26.7%	28.5%	26.1%	24.1%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.

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Perritt Emerging Opportunities Fund
For a Fund share outstanding throughout the period	For the Years Ended October 31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$[__]	$16.45	$14.35	$11.93	$10.17
Income (loss) from investment operations:
Net investment loss	[__]	(0.16) 2	(0.06)2	(0.08)2	(0.15)2
Net realized and unrealized gain (loss) on investments	[__]	(8.28)	2.90	2.73	1.92
Total from investment operations	[__]	(8.44)	2.84	2.65	1.77
Less dividends and distributions:
Distributions from net realized gains	[__]	(1.59)	(0.76)	(0.24)	(0.01)
Total dividend and distributions	[__]	(1.59)	(0.76)	(0.24)	(0.01)
Redemption fees	[__]	-2,6	0.022	0.012	-2,6
Net asset value, end of period	[__]	$6.42	$16.45	$14.35	$11.93
Total Return3	[__]	(56.37%)	21.13%	22.65%	17.26%
Supplemental data and ratios:
Net assets, end of period (in thousands)	[__]	$40,794	$119,323	$72,822	$32,348
Ratio of net expenses to average net assets:
Before waiver and reimbursement	[__]%	1.87%	1.59%	1.67%	2.22%
After waiver and reimbursement	[__]%	1.87%	1.59%	1.67%	2.22%
Ratio of net investment loss to average net assets:
Before waiver and reimbursement	[__]%	(1.42%)	(0.41%)	(0.55%)	(1.30%)
After waiver and reimbursement	[__]%	(1.42%)	(0.41%)	(0.55%)	(1.30%)
Portfolio turnover rate	[__]%	13.2%	34.4%	26.7%	64.4%

1	Commencement of operations.
2	Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3	Total return reflects reinvested dividends but does not reflect the impact of taxes.
4	Not annualized.
5	Annualized.
6	Amount is less than $0.01 per share.

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Privacy Policy

We collect the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and
●
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.   For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards through our transfer agent, U. S. Bancorp Fund Services, LLC, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Not a part of the Prospectus.

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PP-1

For More Information

You can learn more about the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund in the following documents:

Statement of Additional Information

Each Fund’s SAI contains more detailed information about the Fund.  The Funds have filed current SAIs with the Securities and Exchange Commission (“SEC”).  Each Fund’s SAI is incorporated by reference into this Prospectus.  This means that you should consider the contents of each SAI to be part of the Prospectus.

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during its last fiscal year.

To request a free copy of the current SAI or annual and semi-annual reports, call the Funds, toll-free, at 1-800-331-8936 or 1-312-669-1650, or write to the Funds at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.  You may also obtain a copy of these documents free of charge from the Funds’ website at www.perrittmutualfunds.com.

Prospective investors and shareholders with questions about the Funds also may call the above number or write to the above address.

You can review and copy information about the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (including their SAIs) at the SEC’s Public Reference Room in Washington, D. C. (Please call 1-202-551-8090 for information on the operation of the Public Reference Room).  Reports and other information about the Funds are also available at the SEC’s Internet website at http://www.sec.gov, and copies of this information may be obtained (duplicating fee required) by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549- 1520

Perritt MicroCap Opportunities Fund, Inc.’s Investment Company Act File No. 811-05308

Perritt Funds, Inc.’s Investment Company Act File No. 811-21556

[Perritt Logo]
Perritt MicroCap Opportunities Fund
Perritt Emerging Opportunities Fund

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STATEMENT OF ADDITIONAL INFORMATION Dated February 28, 2010

PERRITT MICROCAP OPPORTUNITIES FUND
(Ticker Symbol: PRCGX)

PERRITT MICROCAP OPPORTUNITIES FUND, INC.
300 South Wacker Drive
Suite 2880
Chicago, Illinois  60606
Toll Free: (800) 332-3133

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Perritt MicroCap Opportunities Fund dated February 28, 2010 and any supplement thereto.  A copy of the Prospectus may be obtained without charge from Perritt MicroCap Opportunities Fund, Inc. at the address and telephone number set forth above.

The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2009, of Perritt MicroCap Opportunities Fund, Inc. (File No. 811-05308) as filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on [__], 2010:

Schedule of Investments;
Statement of Assets and Liabilities;
Statements of Changes in Net Assets;
Financial Highlights;
Statement of Operations;
Notes to Financial Statements; and
Report of Independent Registered Public Accounting Firm.

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PERRITT MICROCAP OPPORTUNITIES FUND, INC.

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DISTRIBUTOR	23

DETERMINATION OF NET ASSET VALUE	24

TAXES	25

SHAREHOLDER MEETINGS	25

CAPITAL STOCK	27

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

DESCRIPTION OF SECURITIES RATINGS	27

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated February 28, 2010 and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt MicroCap Opportunities Fund, Inc.

This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

Perritt MicroCap Opportunities Fund, Inc. (the “Company”) is an open-end,  management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  The Company was organized as a Maryland corporation on August 24, 1987.  The Perritt MicroCap Opportunities Fund (the “Fund”) is the diversified portfolio of the Company.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small, rapidly growing companies.  The Fund will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations at the time of initial purchase that are less than $500 million.  From time to time, the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock.  The Fund may invest in securities not listed on national or regional securities exchanges, but such securities typically will have an established over-the-counter market.  The Fund does not currently intend to invest in any security that, at the time of purchase, is not readily marketable.  The Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents.  Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.

INVESTMENT CONSIDERATIONS

Considerations Respecting the Fund’s Principal Investment Strategy

Because the Fund intends to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of Perritt Capital Management, Inc., the Fund’s investment adviser (the “Adviser”), rapidly growing, an investment in the Fund is subject to greater risks than those of funds that invest in larger companies.

Investments in relatively small companies tend to be speculative and volatile.  Relatively small companies may lack depth in management on which to rely should loss of key personnel occur.  Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize.  Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.

Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public.  In view of such factors, the Fund may assume positions in securities with limited trading markets that are subject to wide price fluctuations.  Therefore, the current net asset value (“NAV”) of the Fund may fluctuate significantly.  Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in the Fund, by itself, be considered a balanced or complete investment program.

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Considerations Respecting the Fund’s Non-Principal Investment Strategies

Borrowing

The Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of the Fund’s net assets at the time the borrowing is incurred.  For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  As required by the 1940 Act, the Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three (3) days (not including Sundays and holidays).  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Warrants

The Fund may purchase warrants to purchase equity securities, but may invest no more then 5% of its total assets in warrants, whether or not the warrants are listed on the New York Stock Exchange or on the NYSE Amex, formerly the American Stock Exchange, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges.  Warrants acquired in units or attached to securities are not subject to these limitations.  Investments in warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.  Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

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Money Market Instruments

The Fund may invest in cash and money market securities.  The Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper and commercial paper master notes.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s® Corporation or Prime-1 or Prime-2 by Moody’s Investors Services©, Inc.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

INVESTMENT RESTRICTIONS

In seeking to achieve its investment objectives, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:

●	67% of the Fund’s shares present or represented at a meeting of shareholders at which the holders of more than 50% of such shares are present or represented; or

●	More than 50% of the outstanding shares of the Fund.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.

The Fund may not:

            1.         Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of any one issuer (except securities of the United States government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding securities of any class or more than 10% of the outstanding voting securities of any one issuer.

                    2.         Purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

                    3.         Purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

                    4.         Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of the Fund’s net assets at the time the borrowing is incurred.

     5.    Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs.

     6.    Act as an underwriter of securities or participate on a joint or joint and several basis in any trading account in any securities.

     7.        Invest in companies for the primary purpose of acquiring control or management thereof.

     8.        Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities (except short sales against the box).

     9.        Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken as cost.

     10.  Concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

     11.  Invest in restricted securities or illiquid or other securities without readily available market quotations, including repurchase agreements.

     12.  Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities.

     13.  Engage in the purchase and sale of put and call options on portfolio securities or stock indexes, except that the Fund may, subject to the restrictions in Item 14 below, (i) write covered call options and purchase covered put options on securities with respect to all of its portfolio securities; (ii) purchase stock index put options for hedging purposes; and (iii) enter into closing transactions with respect to such options.

     14.  Purchase, sell or write options on portfolio securities or stock indexes if, as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund’s net assets; or (ii) the aggregate premiums paid for all options held exceeds 5% of the Fund’s net assets.

     15.  Purchase securities of any company having less than three years of continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund’s investments in all such companies to exceed 5% of the value of its assets.

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     16.      Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York Stock Exchange or the NYSE Amex, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

PORTFOLIO TURNOVER

Under normal circumstances the Fund seeks to keep its annual portfolio turnover ratio under 50%.  The annual portfolio turnover ratio indicates changes in the Fund’s portfolio.  For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period.  The Fund’s average security holding period can be approximated by taking the reciprocal of its turnover ratio.  For example, a portfolio turnover ratio of 50% would indicate an approximate security holding period of two years.  During the last five years, the Fund’s annual portfolio turnover rate has averaged 26.2%.  A turnover rate of 100% or more would result in correspondingly greater brokerage commission expenses or other transaction expenses, which must be borne, directly or indirectly, by the Fund and ultimately by the Fund’s shareholders.  Payment of these transaction costs could reduce the Fund’s total return.  High portfolio turnover could also result in the payment by the Fund’s shareholders of increased taxes on realized gain.  For the fiscal years ended October 31, 2009 and 2008, the portfolio turnover rate was 25.4% and 26.7%, respectively.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with many types of tax-deferred retirement plans.  Initial purchase payments in connection with tax-deferred retirement plans must be $250.  It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.  Additional details about these plans, application forms and plan documents may be obtained by contacting the Fund.

OTHER SHAREHOLDER PLANS

Automatic Investment Plan

The Fund offers an Automatic Investment Plan (“AIP”), which may be established at any time.  By participating in the AIP, shareholders may automatically make purchases of shares of the Fund on a regular, convenient basis.  A shareholder may elect to make automatic deposits on any day of the month.  There is a $50 minimum for each automatic transaction.

Under the AIP, shareholders’ banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of the Fund.  The AIP can be implemented with any financial institution that is a member of the Automated Clearing House.  No service fee is charged to shareholders for participating in the AIP.  An application to establish the AIP may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the AIP without notice.

Dividend Reinvestment Plan

Unless a shareholder elects otherwise by written notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the NAV in effect on the dividend or distribution payment date.  The Fund acts as the shareholder’s agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired.  A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund.  Such change of election applies to dividends and distributions, the record dates of which fall on or after the date that the Fund receives the written notice.

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Systematic Withdrawal Plan

A shareholder who owns Fund shares worth at least $10,000 at the current NAV may, by completing an Application which may be obtained from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan (“SWP”) from which a fixed sum will be paid to the shareholder at regular intervals.  To establish the SWP, the shareholder appoints the Fund as the shareholder’s agent to effect redemptions of Fund shares held in the shareholder’s account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount from the account.

The minimum amount of a withdrawal payment is $250. These payments will be made out of the proceeds of periodic redemption of shares in the account at NAV. Redemptions will be made on the business day of each month selected by a shareholder or, if that day is a holiday, on the next business day.  Because a SWP may reduce, and eventually deplete, a shareholder’s account over time, it may be advisable to reinvest all income dividends and capital gains distributions payable by the Fund (please note that income dividends and capital gains distributions are reinvested unless a shareholder elects otherwise by written notice to the Fund).  The shareholder may purchase additional Fund shares in the shareholder’s account at any time.

Withdrawal payments cannot be considered to be yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including checking to ensure that a customer does not appear on the Treasury’s Office of Foreign Asset Control “Specifically Designated Nationals and Blocked Persons” list, and a complete and thorough review of all new applications to open an account.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.

Portfolio Holdings Disclosure Policies

The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters.  The portfolio holdings information provided in these reports is as of the end of the quarter in question.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders.  Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.  Additionally, the Fund will post its portfolio holdings on its website no later than thirty (30) calendar days after each calendar quarter end.

The Fund’s service providers which have contracted to provide services to the Fund including, for example, the Fund’s custodian, the Fund’s accountant and the Fund’s administrator, and which require portfolio holdings information in order to perform those services may receive the Fund’s holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  Non-standard disclosure of portfolio holdings information may also be provided to legal counsel, regulators such as the SEC or the Financial Industry Regulatory Authority (as requested), entities that provide a service to the Fund’s investment adviser (provided that the service is related to the investment advisory services that such investment adviser provides to the Fund), and to other third-parties when the Fund has a legitimate business purpose for doing so.  Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

●	to the Fund’s auditors for use in providing audit opinions;

●	to financial printers for the purpose of preparing the Fund’s regulatory filings;

●	for the purpose of due diligence regarding a merger or acquisition;

●	to a new adviser or sub-adviser prior to the commencement of its management of the Fund;

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●	to rating agencies for use in developing a rating for the Fund;

●	to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and

●	for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

As permitted by the Fund’s written policies and procedures, the Fund’s Vice President and Treasurer, has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below on a quarterly basis:

Morningstar®, Inc.
Lipper, Inc.
Standard & Poor’s® Ratings Group
Bloomberg™, L.P.

In all instances of such non-standard disclosure, unless such party is a regulatory or other governmental entity, the receiving party will either be subject to a confidentiality agreement that restricts the use of such information to purposes specified in such agreement, or, by reason of the federal securities laws, will be (1) prohibited as an “insider” from trading on the information and (2) have a duty of trust and confidence to the Fund because the receiving party has a history and practice of sharing confidences such that the receiving party knows or reasonably should know that the Fund expects that the receiving party will maintain its confidentiality.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing or the website.

It is the Fund’s policy that neither the Fund, its investment adviser, nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

Portfolio Holdings Disclosure Procedures

There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Fund’s investment adviser, any principal underwriter for the Fund or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter).  In such situations, the conflict must be disclosed to the Board of Directors of the Fund, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

The Board of Directors of the Fund will regularly review a list of recipients of non-standard disclosure of portfolio holdings information.

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Only the Board of Directors of the Fund may waive these portfolio holdings disclosure policies and procedures.  Although the Fund cannot presently visualize that any proposed waivers would be given, the Fund does recognize that waivers may be granted in the event of unusual or unforeseen circumstances so long as the Fund’s Board of Directors makes a specific determination that the waiver is in the best interests of the Fund and its shareholders.  Only the Board of Directors may amend the Fund’s portfolio holdings disclosure policies and procedures.

Review of Portfolio Holdings Disclosure Policies and Procedures

The Board of Directors of the Fund will periodically review the Fund’s portfolio holdings disclosure policies and procedures and recommend such changes as the Board determines to be appropriate.

DIRECTORS AND OFFICERS

Management Information

The Board of Directors is responsible for the overall management of the Fund.  This includes establishing the Fund’s policies, approval of all significant agreements between the Fund and persons or companies providing services to the Fund, and the general supervision and review of the Fund’s investment activities.  As a Maryland corporation, the business and affairs of the Fund are managed by its officers under the direction of its Board of Directors.  The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Fund are set forth below.  The information is provided as of the date of this SAI.  The Fund and the Perritt Emerging Opportunities Fund (the “Emerging Fund”), the sole series of the Perritt Funds, Inc., form a “Fund Complex,” as defined in the 1940 Act.

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

“Disinterested Persons” of the Fund

Dianne C. Click Age: 47 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 15 years
Ms. Click is a licensed
Real Estate Broker in the
State of Montana.  She
has been a partner and a
principal owner of a real
estate sales company,
Bozeman Broker Group,
since April 2004.  She has
been licensed in the state
of Montana since 1995.

Perritt Funds, Inc.

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Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

David S. Maglich Age: 52 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 22 years	Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper et. al. in Sarasota, Florida and has been employed with such firm since April 1989.	Perritt Funds, Inc.

“Interested Persons” of the Fund

Gerald W. Perritt (1) Age: 67 c/o Perritt Microcap Opportunities Funds, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	Vice President and Director Portfolios in Fund Complex overseen: 2	As director, indefinite, until successor elected As officer, one- year term 22 years as director and 9 years as Vice President
Dr. Perritt has been a
director of the Fund and
the Emerging Fund since
their inception.  He has
been Vice President of
the Fund since November
1999 and Vice President
of the Emerging Fund
since August 2004.  Prior
thereto, he served as
President of the Fund and
has served as President
of the Adviser since its
inception in 1987.
Perritt Funds, Inc.
Officers of the Fund

Michael J. Corbett Age: 44 Address: c/o Perritt MicroCap Opportunities Fund, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	President	One-year term 10 years	Mr. Corbett has been President of the Fund since November 1999 and President of the Emerging Fund since August 2004. He has been a Vice President of the Adviser since February 1997.	N/A

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Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

Robert A. Laatz Age: 65 Address: c/o Perritt MicroCap Opportunities Fund, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	Vice President, Secretary and Chief Compliance Officer	One-year term as Vice President and Secretary At discretion of Board as Chief Compliance Officer 12 years as Vice President, 12 years as Secretary and 5 years as Chief Compliance Officer
Mr. Laatz has served as
Chief Compliance
Officer for the Fund and
the Emerging Fund since
September 30, 2004.  Mr.
Laatz has served as Vice
President of the Fund
since November 1997
and as Secretary since
November 1998.  He has
served as Vice President
and Secretary of the
Emerging Fund since
August 2004. He has
been an associate of the
Adviser since May 1997.
N/A

Samuel J. Schulz Age: 68 c/o Perritt Funds, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	Vice President and Treasurer	One year term as Vice President and Treasurer 4 years as Vice President and Treasurer
Mr. Schulz has been the
Vice President and
Treasurer of the Fund
and the Emerging Fund
since March 2006.  He
has served as Chief
Financial Officer of the
Adviser since January
2005.  From January
2004 to January 2005,
Mr. Schulz was a
securities analyst for the
Adviser.  Prior to January
2004, Mr. Schulz was
retired.
N/A

(1)	Mr. Perritt is an interested person of the Fund based upon his position with the Adviser

Committees

The Fund’s Board of Directors has no committees.

Compensation

  The Fund’s standard method of compensating the non-interested Directors for the 2010 fiscal year is to pay each such Director an annual retainer of [$12,000], plus [$3,000] for each face-to-face meeting of the Board of Directors that the Director attends, [$1,000] for each telephonic meeting of the Board of Directors that the Director attends and [$500] for each meeting with the Chief Compliance Officer that the Director attends.  Under normal circumstances, the compensation for each of the non-interested Directors will amount to $22,000 from the Fund annually based on two face-to-face meetings, two telephonic meetings, and four meetings with the Chief Compliance Officer.  The Fund also reimburses such Directors for their reasonable travel expenses incurred in attending meetings of the Board of Directors.  The Fund does not provide pension or retirement benefits to its Directors.  The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended October 31, 2009:

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COMPENSATION TABLE
Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex(1) Paid to Directors

Disinterested Persons of the Fund
Dianne C. Click	$22,000	$0	$0	$44,000
David S. Maglich	$22,000	$0	$0	$44,000
Interested Person of the Funds
Gerald W. Perritt	$0	$0	$0	$0
(1)	The term “Fund Complex” applies to the Fund and the Emerging Fund.

Code of Ethics

The Fund and the Adviser have each adopted a Code of Ethics.  Each Code of Ethics permits personnel subject to the Code to invest in securities, including securities held by the Fund, subject to certain restrictions.  Each Code generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policy

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) that sets forth its proxy voting policies and related procedures.  When the Fund votes proxies relating to securities that it owns, the Fund generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or instructs the Adviser to sell the stock prior to the meeting).  The Fund believes that following the “Wall Street Rule” is consistent with the economic best interests of its shareholders.

There may be instances where the interests of the Adviser, employees of which are officers of the Fund and vote proxies for the Fund, may conflict or appear to conflict with the interests of the Fund.  In such situations the Fund officers will, consistent with their duty of loyalty, vote the securities in accordance with the Fund’s pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Corporation’s Board of Directors prior to voting and affording the Board of Directors the opportunity to direct the officers in the voting of such securities.

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Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.perrittmutualfunds.com or the website of the SEC at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the shares of the Fund who as of January 31, 2010 owned more than 5% of the Fund’s then outstanding shares.  As of January 31, 2010, all officers and directors of the Fund as a group owned less than 1% of the Fund’s then outstanding shares.

Name of Shareholder	% Ownership	Record or Beneficial Holder
[___________]	[__]	[__]
[___________]	[__]	[__]
[___________]	[__]	[__]

The following table sets forth the dollar range of shares of the Fund and the Emerging Fund beneficially owned by each director of the Fund as of December 31, 2009:

Name of Director	Dollar Range of Shares of the Fund	Dollar Range of Shares of the Emerging Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies(1)

Disinterested Persons
Dianne C. Click	[__]	[__]	[__]
David S. Maglich	[__]	[__]	[__]
Interested Persons
Gerald W. Perritt	[__]	[__]	[__]
(1)	The “Family of Investment Companies” includes the Fund and the Emerging Fund.

INVESTMENT ADVISER

Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 2880, Chicago, Illinois, currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated May 1, 1998 (the “Advisory Agreement”).  The Adviser is a wholly owned subsidiary of Investment Information Services, Inc., an Illinois corporation (“IIS”).  Dr. Gerald W. Perritt, President of the Adviser, owns a majority of the outstanding common stock of IIS and controls both IIS and the Adviser.

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The Advisory Agreement is required to be approved annually by the Board of Directors of the Fund or by vote of a majority of the Fund’s outstanding voting securities.  In addition, in either case, each annual renewal must be approved by the vote of a majority of the Fund’s directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty, on a sixty (60) day written notice, by the Board of Directors of the Fund, by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.  None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies controlled by or under common control with the Adviser.

Under the terms of the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  The Adviser is responsible for investment decisions and supplies investment research and portfolio management.  At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  The Adviser, at its expense, places all orders for the purchase and sale of the Fund’s portfolio securities.

Except for expenses assumed by the Adviser as set forth above, the Fund is responsible for all its other expenses including, without limitation, interest charges, taxes, brokerage commissions and similar expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, the expenses for printing and distribution costs of prospectuses and quarterly financial statements mailed to existing shareholders, charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and shareholder relations (including determination of NAV), the cost of stock certificates and fees for directors who are not “interested persons” of the Adviser.

As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.0% of its daily net assets.  For fiscal years 2009, 2008, 2007, the Adviser received $2,402,142, $4,137,698, and $5,161,367, respectively.

The Advisory Agreement requires the Adviser to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions and similar fees, exceed that percentage of the average NAV of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s common stock is qualified for sale.  If the states in which the Fund’s common stock is qualified for sale impose no restrictions, the Adviser will waive its advisory fee to the extent that the Fund’s total operating expenses exceed 1.75% of the Fund’s average net assets.  As of the date of this SAI, no such state law provision was applicable to the Fund.  Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser’s fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year.  The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.  [During the fiscal year ended October 31, 2009, there were no reimbursable amounts due the Fund by the Adviser.]

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PORTFOLIO MANAGER

The Adviser to the Fund is Perritt Capital Management, Inc.  Mr. Michael Corbett serves as the primary portfolio manager and Dr. Perritt serves as portfolio manager of the Fund.  In addition to the Fund, Mr. Corbett and Dr. Perritt are also responsible for the day-to-day management of accounts other than the Fund.  Information regarding the other accounts  managed by the Fund’s portfolio managers, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of October  31, 2009 is set forth below.

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	1	$64 million	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	210	$69 million	0	$0

Perritt Capital Management has not identified any material conflicts between the Fund and other accounts managed by Michael Corbett and Gerald Perritt.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  Perritt Capital Management’s fees for the services it provides to other accounts vary and may be higher or lower that the advisory fees it receives from the Fund.  This could create potential conflicts of interest in which the portfolio managers may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of October 31, 2009, the portfolio managers’ compensation consists of a fixed salary and bonus.  Their fixed salary is reviewed periodically by Dr. Perritt as the sole member of the Board of Directors of the Adviser, and may be increased based on the consideration of various factors including, but not limited to, each portfolio manager’s experience, overall performance (including how well the Fund and the other accounts perform generally under the management of the portfolio managers), and management responsibilities with the Adviser.  The portfolio managers’ fixed salary is not based on the Fund or the other accounts achieving certain performance targets or certain asset values in their portfolios.  When the Adviser’s Board of Directors considers the overall performance of the portfolio managers in managing the Fund and the other accounts, it uses the same methods for determining their performance with respect to the Fund and the other accounts.  Along with all other employees of the Adviser, the portfolio managers are eligible to receive a discretionary contribution from the Adviser to their IRA account.  These contributions range from 0% to 20% of their salary based on the Adviser’s profitability.  Each of the portfolio managers are also eligible to receive a bonus based on the pre-tax investment performance of the Fund measured against the performance of the Russell 2000 Index over rolling one, three and five calendar year periods.  For each such period that the performance of the Fund outperforms the index, the portfolio manager receives a bonus equal to a percentage of the portfolio manager’s fixed salary.  The percentage is determined by the Adviser in its discretion.

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Set forth below are the dollar ranges of Fund shares beneficially owned by each portfolio manager as of October 31, 2009:

Portfolio Manager	Dollar Range of Shares
Dr. Gerald Perritt	$100,001 - $500,000
Michael Corbett	$100,001 - $500,000

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In some instances, better prices may be available from non-principal market makers who are paid commissions directly.  While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund’s shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

In allocating brokerage business for the Fund, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

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Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser’s receipt of research services.

The Adviser places portfolio transactions for other advisory accounts.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund.  In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

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For the fiscal years ended October 31, 2009, 2008, and 2007, the Fund paid brokerage commissions in the amounts of $578,091, $965,265, and $921,211, respectively.  None of the brokers to whom these commissions were paid in fiscal 2009 provided research services to the Adviser.  The Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents during fiscal 2009.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Fund and the Emerging Fund have differing investment objectives (the Emerging Fund generally invests in smaller capitalization companies than the Fund), there will be times when certain securities will be eligible for purchase by both Funds or will be contained in the portfolios of both Funds. Although securities of a particular company may be eligible for purchase by both Funds, the Adviser may determine at any particular time to purchase a security for one Fund, but not the other, based on each Fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each Fund.

There may also be times when a given investment opportunity is appropriate for some or all of the Adviser’s other client accounts. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.

It is the Adviser’s policy to aggregate the transactions of its large institutional clients (“block trades”), including the Funds, when it believes this will result in the best execution at the most favorable price. When securities are being purchased and/or sold by the Adviser’s large institutional clients, including the Funds, the Adviser will attempt to allocate block trades on a pro rata basis based on the dollar amount available for investing by the client accounts and each client account’s proportionate share of that amount. Each large institutional client, including the Funds, that participates in a block trade will participate at the average share price for all of the Adviser’s transactions in that security on that business day, entered into on behalf of the same group of client accounts.

It is the Adviser’s general policy not to purchase a security in one Fund while simultaneously selling it in the other. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while the other experiences substantial cash outflows the Adviser may be required to buy securities to maintain a fully invested position in one Fund while selling securities in the other Fund to meet shareholder redemptions. In such circumstances, either Fund may acquire assets from the other Fund that are otherwise qualified investments for the acquiring Fund, so long as neither Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by the Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by the Fund in the case of a sale than would otherwise have been received, as a result of the Emerging Fund’s transactions affecting the market for such security. In any event, management of the Fund believes that under normal circumstances such events will have a minimal impact on the Fund’s per share NAV and its subsequent long-term investment return.

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REDEMPTION FEE

The Fund imposes a 2% redemption fee on the value of shares redeemed ninety (90) days or less after the date of purchase.  The redemption fee does not apply to shares redeemed through the SWP.  The redemption fee is part of the Fund’s market timing policy and is designed to deter market timers and excessive trading.  Any proceeds of the fee will be paid to the Fund.

In calculating whether a redemption of Fund shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the redemption date.

Pursuant to Rule 22c-2 under the 1940 Act and shareholder information agreements with financial intermediaries, the Fund has the ability to request information from financial intermediaries concerning trades placed in an omnibus or other multi-investor account (“Omnibus Account”), in order to attempt to monitor trades that are placed by the underlying shareholders of the Omnibus Account.  The ability of the Fund to apply its market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy.  Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund to prevent excessive short-term trading, there is no assurance that the Fund or its agents will be able to identify those shareholders or curtail their trading practices.  The ability of the Fund and its agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

If suspicious trading patterns are detected in an Omnibus Account, the Fund will request information from the financial intermediary concerning trades placed in the Omnibus Account.  The Fund will use this information to monitor trading in the Fund and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Fund.  If the Fund detects such activity then the Fund may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  The Fund generally will communicate with the financial intermediary and request that the financial intermediary take action to cause the inappropriate trading by that participant or participants to cease.  If inappropriate trading recurs, the Fund may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.

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THE ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin  53202, an affiliate of U.S. Bank, N.A., serves as administrator and fund accountant to the Fund, subject to the overall supervision of the Fund’s Board of Directors.  Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”) entered into in fiscal 2004, USBFS provides certain administrative services to the Fund.  USBFS services include, but are not limited to, the following: acting as a liaison among the Fund’s service providers; coordinating the Fund’s Board of Directors communications; maintaining and managing a regulatory compliance calendar; preparing and filing appropriate state securities law filings; maintaining state registrations; preparing and filing annual and semiannual reports on Forms N-CSR,  N-Q and N-SAR; preparing financial reports for officers, shareholders, tax authorities and independent auditors; monitoring expense accruals; and preparing monthly financial statements.

For its services as administrator during the past three fiscal years, the Fund pays USBFS an annual base fee of $25,000, plus a fee, computed daily and paid monthly, at an annual rate of twelve one-hundredths of .025% on the first $300 million of average daily net assets and .0175% on the balance.  For the fiscal years ended October 31, 2009, 2008, and 2007 the Fund paid $106,829, $124,287, and $141,345, respectively, pursuant to the Administration Agreement.

The Administration Agreement provides that USBFS shall not be liable to the Fund or its shareholders for anything other than bad faith, negligence or willful misconduct of its obligations or duties.  The Administration Agreement does not prohibit USBFS from engaging in other businesses whether of a similar or dissimilar nature or rendering services to others.

USBFS also acts as the Fund’s transfer agent and dividend disbursing agent pursuant to a transfer agent servicing agreement entered into in fiscal 2004.  As transfer agent, USBFS keeps records of shareholder accounts and transactions.

CUSTODIAN

U.S. Bank, N.A., 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212, an affiliate of USBFS, acts as custodian for the Fund pursuant to a custody agreement.  As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

DISTRIBUTOR

In November 2005, the Fund and the Adviser entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, pursuant to which Quasar serves as principal underwriter for the Fund.  Its principal business address is 615 East Michigan Street, Milwaukee, WI  53202.  Quasar sells the Fund’s shares on a best efforts basis.  Shares of the Fund are offered continuously.  Pursuant to the terms of the Distribution Agreement, the Adviser compensates Quasar for the services that Quasar provides to the Fund under the Agreement.  The Fund did not pay any underwriting commissions to Quasar during the fiscal year ended October 31, 2009.

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DETERMINATION OF NET ASSET VALUE

The NAV of the Fund is determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.  The Fund does not determine NAV on days the NYSE is closed and at other times described in the Prospectus.  The NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday.  The NYSE also may be closed on national days of mourning.

The NAV per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.  Each security traded on a national stock exchange (other than on The NASDAQ OMX Group, Inc. (NASDAQ®)) is valued at its last sale price on that exchange on the day of valuation.  Each security traded on NASDAQ® is valued at the NASDAQ® Official Closing Price.  If there are no sales on the applicable stock exchange on the day in question, then a security is valued at the mean between the then current closing bid and asked prices, unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security, in which case the security will be “fair valued” as described below.  Over-the-counter (“OTC”) Bulletin Board securities are valued at the mean of the latest bid and ask prices unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security, in which case the security will be “fair valued” as described below.

When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are valued at amortized cost, which approximates fair value.  The Fund values money market instruments that it holds with remaining maturities of less than sixty (60) days at their amortized cost.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) securities of an issuer that has entered into a restructuring; and (b) securities whose trading has been halted or suspended.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

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TAXES

The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended.  The Fund has so qualified in each of its prior fiscal years.  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Dividends from the Fund’s net investment income and distributions from the Fund’s net realized short-term capital gains are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to qualified dividend income), whether received in cash or in additional Fund shares.  The 70% dividends-received deduction for corporations will apply to dividends from the Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund’s net investment company taxable distributions.

Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution.  Furthermore, if the NAV of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to the shareholder.

The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with the shareholder’s social security or other tax identification number and certify under penalty of perjury that such number is correct and that the shareholder is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

At October 31, 2009, the Fund had approximately $[__] in capital loss carry forwards which will expire in [__] years.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor.  Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

SHAREHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

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The Fund’s Bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least Twenty-Five Thousand Dollars ($25,000) or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five (5) business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five (5) business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

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CAPITAL STOCK

The Fund is a corporation organized under the laws of the State of Maryland and was incorporated on August 24, 1987.  The Fund has 40,000,000 shares of authorized capital stock, $.01 par value per share.  Each share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation.  Fractional shares have the same rights proportionately as do full shares.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently the holders of more than fifty percent (50%) of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares are redeemable and are transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.  The Fund will not issue certificates evidencing shares.  Instead the shareholder’s account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[________________], audited the Fund’s financial statements for the fiscal year ended October 31, 2009.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”).  A brief description of the ratings symbols and their meanings follows:

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The categories rated A-3 or higher are as follows:

A-1.           This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.           Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designed “A-1.”

A-3.           Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

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Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.

●	High rates of return on funds employed.

●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

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Perritt MicroCap Opportunities Fund

PART C

OTHER INFORMATION
Item 28.		Exhibits.

(a)	(i)
Amended Articles of Incorporation are incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 27, 1998.

(ii)
Articles of Amendment to the Articles of Incorporation are incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 24, 2006.

(b)
Amended By-Laws are incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 27, 1998.

(c)		See relevant portions of Articles of Incorporation, as amended, and Amended By-laws.
(d)
Investment Advisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 24, 2006.

(e)
Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 27, 2007.

(f)		Bonus, profit sharing contracts – None.
(g)		Custody Agreement – to be filed by amendment.
(h)	(i)	Fund Administration Servicing Agreement – to be filed by amendment.
	(ii)	Transfer Agent Servicing Agreement – to be filed by amendment.
(iv)
Fund Accounting Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 27, 2007.

(v)
Amendment to the Custody Agreement, Fund Accounting Servicing Agreement, Transfer Agent Agreement and the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 27, 2007.

(i)		Opinion and Consent of Counsel – to be filed by amendment.

(j)		Consent of Independent Registered Public Accounting Firm – to be filed by amendment.
(k)		Financial statements omitted from prospectus – None.
(l)
Stock Subscription Agreement is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 27, 1998.

(m)		Distribution Plan pursuant to Rule 12b-1 – None.
(n)		Plan pursuant to Rule 18f-3 – None.
(o)		Reserved.
(p)	(i)
Code of Ethics of Perritt MicroCap Opportunities Fund, Inc. is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 27, 2009.

(ii)
Code of Ethics of Perritt Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 27, 2009.

Item 29.	Persons Controlled by or Under Common Control with Registrant

 None.

Item 30.	Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled.  The general effect of this By-law may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of such director’s or officer’s liabilities and expenses.

Article VII

GENERAL PROVISIONS

Section 7.                      Indemnification.

A.           The Fund shall indemnify all of its corporate representatives against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.           In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A.  Such determination shall be made:  (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C.           The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D.           Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of:  (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.           The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.           This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.           “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.                  Business and Other Connections of Investment Adviser

Incorporated by reference to the information contained under “MANAGEMENT OF THE FUNDS” in the Prospectus and under “DIRECTORS AND OFFICERS” in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act of 1933.

Item 32.                  Principal Underwriter

(a)	To the best of Registrant’s knowledge, Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Internet Fund, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Keystone Mutual Funds
Alpine Equity Trust	Kiewit Investment Fund, LLLP
Alpine Income Trust	Kirr Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Artio Global Equity Fund, Inc.	Masters' Select Funds Trust
Artio Global Investment Funds	Matrix Advisors Value Fund, Inc.
Brandes Investment Trust	Monetta Fund, Inc.
Brandywine Blue Fund, Inc.	Monetta Trust
Brazos Mutual Funds	MP63 Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Empiric Funds, Inc.	Perritt Microcap Opportunities Fund, Inc.
First American Funds, Inc.	Primecap Odyssey Funds
First American Investment Funds, Inc.	Professionally Managed Portfolios
First American Strategy Funds, Inc.	Prospector Funds, Inc.
Fort Pitt Capital Funds	Purisima Funds
Glenmede Fund, Inc.	Quaker Investment Trust
Glenmede Portfolios	Rainier Investment Management Mutual Funds
Greenspring Fund, Inc.	Rockland Funds Trust

Guinness Atkinson Funds	Thompson Plumb Funds, Inc.
Harding Loevner Funds, Inc.	TIFF Investment Program, Inc.
Hennessy Funds Trust	Trust for Professional Managers
Hennessy Funds, Inc.	USA Mutuals Funds
Hennessy Mutual Funds, Inc.	Wexford Trust
Hotchkis & Wiley Funds	Wisconsin Capital Funds, Inc.
Intrepid Capital Management Funds Trust	WY Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. (2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(c)            The total commissions and other compensation received by Quasar Distributors, LLC pursuant to the Distribution Agreement during the fiscal year ended October 31, 2009 is as follows (all of which was paid by Perritt Capital Management, Inc.):

Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation

Quasar Distributors, LLC	N/A	N/A	N/A	$0

Item 33.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant’s President, Michael J. Corbett, at Registrant’s corporate offices, 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.

Item 34.                  Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.                  Undertakings

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to stockholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment  to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and the State of Illinois on December 23, 2009.

Perritt MicroCap Opportunities Fund, Inc.

By:	/s/ Michael J. Corbett
Michael J. Corbett
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Corbett	Principal Executive	December 23, 2009
Michael J. Corbett	Officer

/s/ Samuel J. Schulz	Principal Financial and	December 23, 2009
Samuel J. Schulz	Accounting Officer

/s/ David S. Maglich	Director	December 23, 2009
David S. Maglich

/s/ Dianne C. Click	Director	December 23, 2009
Dianne C. Click

/s/ Gerald W. Perritt	Vice President and	December 23, 2009
Gerald W. Perritt	Director